DEBT	12 Months Ended
Dec. 28, 2012
Debt Disclosure [Abstract]
DEBT
DEBT

Long-term debt consisted of the following as of December 28, 2012 and December 30, 2011 (in thousands):

	Successor	Predecessor
	December 28, 2012	December 30, 2011
ABL facility	$127,500	$—
OpCo Notes(1)	321,494	300,000
HoldCo Notes	365,000	—
Total long-term debt	$813,994	$300,000
____________________

(1)	As of December 28, 2012, the OpCo notes included an unamortized fair value premium of $21.5 million, recorded as a result of the Merger. See Note 3. Transactions for further information.

ABL Facility

Concurrently with the closing of the Merger, Interline New Jersey and certain of its material wholly-owned domestic subsidiaries, as co-borrowers, entered into a new ABL facility (the "ABL Facility") with a syndicate of lenders that permits revolving borrowings in an aggregate principal amount of up to $275.0 million. The ABL Facility also provides for a sub-limit of borrowings on same-day notice referred to as swingline loans up to $30.0 million and a sub-limit for the issuance of letters of credit up to $45.0 million. Subject to certain conditions, the principal amount of the ABL Facility may be increased from time to time up to an amount which, in the aggregate for all such increases, does not exceed $100.0 million, in $25.0 million increments. There are no scheduled amortization payments due under the ABL Facility. The principal amount outstanding will be due and payable in full at maturity, on September 7, 2017. The ABL Facility replaces the $225.0 million asset-based revolving credit facility that was in place prior to the transactions. Debt financing costs capitalized in connection with the new ABL Facility were $5.6 million. Additionally, the Company recorded a loss on the extinguishment of the previous asset-based revolving facility in the amount of $2.2 million, comprised of the write-off of unamortized deferred debt financing costs.

Advances under the ABL Facility are limited to the lesser of (a) the aggregate commitments under the ABL Facility and (b) the sum of the following:

•	85% of the book value of eligible accounts receivable; plus

•	the lesser of (i) 70% of the lower of cost (net of rebates and discounts) or market value of eligible inventory; and (ii) 85% of the appraised net orderly liquidation value of eligible inventory;

•	minus certain reserves as may be established under the ABL Facility.

Obligations under the ABL Facility are guaranteed by the Company and each of the wholly-owned material subsidiaries of the co-borrowers under the ABL Facility. These obligations are primarily secured, subject to certain exceptions, by a first-priority security interest in substantially all of the existing and future personal property of the Company's U.S. subsidiaries. From September 7, 2012 until the quarter following the closing of the ABL Facility, borrowings will bear interest at a rate equal to LIBOR plus 1.75% in the case of Eurodollar revolving loans, and an applicable base rate plus 0.75% in the case of Alternate Base Rate ("ABR") revolving loans.
After the end of the quarter following the closing of the ABL Facility, the interest rates will be determined as of the end of each fiscal quarter in accordance with applicable rates set forth in the grid below:

Availability	Revolver ABR Spread	Revolver Eurodollar Spread
Category 1
Greater than $150.0 million	0.50%	1.50%
Category 2
Greater than $75.0 million but less than or equal to $150.0 million	0.75%	1.75%
Category 3
Less than or equal to $75.0 million	1.00%	2.00%

The applicable rates for Category 2 and Category 3 described above will be subject to a 0.25% step-down from the spread described above if the fixed charge coverage ratio for the period of four consecutive fiscal quarters ending on the last day of the fiscal quarter most recently ended is greater than 1.50:1.00. As of December 28, 2012, the interest rate in effect with respect to the ABL Facility was 1.75% for the Eurodollar revolving loans and 3.75% for the ABR revolving loans.

In addition to paying interest on outstanding principal under the ABL facility, Interline New Jersey is required to pay a commitment fee in respect of unutilized commitments, which is equal to 0.375% per annum for the ABL Facility if utilization is less than 50% of the aggregate commitments and 0.25% per annum if the utilization of the ABL Facility exceeds 50% of the aggregate commitments. The principal balance outstanding may be voluntarily prepaid in advance, without penalty or premium, at any time in whole or in part, subject to certain breakage costs.

The ABL Facility requires the Company and its restricted subsidiaries, on a consolidated basis, to maintain a fixed charge coverage ratio (defined as the ratio of EBITDA, as defined in the credit agreement, to the sum of cash interest, principal payments on indebtedness and accrued income taxes, dividends or distributions and repurchases, redemptions or retirement of the equity interest of the Company) of at least 1.00:1.00 when the excess availability is less than or equal to the greater of: (i) 10% of the total commitments under the ABL Facility; and (ii) $25.0 million.

The ABL Facility also contains restrictive covenants (in each case, subject to exclusions) that limit, among other things, the ability of Interline New Jersey and its restricted subsidiaries to:

•	create, incur, assume or suffer to exist, any liens,

•	create, incur, assume or permit to exist, directly or indirectly, any additional indebtedness,

•	consolidate, merge, amalgamate, liquidate, wind up or dissolve themselves,

•	convey, sell, lease, license, assign, transfer or otherwise dispose of their assets,

•	make certain restricted payments,

•	make certain investments,

•	amend or otherwise alter the terms of documents related to certain subordinated indebtedness,

•	enter into transactions with affiliates, and

•	prepay certain indebtedness.

The ABL Facility contains certain customary representations and warranties, affirmative and other covenants and events of default, including, among other things, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness bankruptcy, certain events under the Employee Retirement Income Security Act ("ERISA"), judgment defaults, actual or asserted failure of any material guaranty or security document supporting the ABL Facility to be in force and effect and change of control. If such an event of default occurs the agent under the ABL Facility is entitled to take various actions, including the acceleration of amounts due under the ABL Facility, the termination of all revolver commitments and all other actions that a secured creditor is permitted to take following a default.

OpCo Notes

In November 2010, Interline New Jersey completed a series of refinancing transactions: (1) an offering of $300.0 million of 7.00% senior subordinated notes due 2018 (the "OpCo Notes") and (2) entering into the predecessor $225.0 million asset-based revolving credit facility. The proceeds from the OpCo Notes were used to redeem $137.3 million of the 8 1/8% senior subordinated notes due 2012 (the "8 1/8% Notes") and to repay the indebtedness under the prior credit facility. In connection with the redemption of the 8 1/8% Notes and the repayment of the prior credit facility, Interline New Jersey recorded a loss on early extinguishment of debt of $11.5 million. The loss was comprised of $6.9 million in tender premiums and transaction costs associated with the redemption of the 8 1/8% Notes and a non-cash charge of $4.6 million in deferred financing costs and original issue discount written-off associated with the redemption of the 8 1/8% Notes and the repayment of the prior credit facility.

The OpCo Notes are unconditionally guaranteed, jointly and severally, by the Company and Interline New Jersey's existing and future domestic subsidiaries that guarantee the ABL Facility (collectively the ''Guarantors''). The OpCo Notes are not guaranteed by any of Interline New Jersey's foreign subsidiaries.

In connection with the Merger transactions, as fully described in Note 3. Transactions, the OpCo Notes were amended to modify the definition of “Change of Control” and add a definition of “Permitted Holders” in the related indenture, which permitted the Merger to occur without triggering a “Change of Control” under the indenture governing the OpCo Notes. As consideration for these amendments, and in addition to a consent payment of $1.5 million, Interline New Jersey agreed to certain additional amendments that applied from and including the Merger date. These additional amendments included, among other items, increasing the interest rate on the OpCo Notes from 7.00% to 7.50% per annum, increasing the redemption price of the OpCo Notes for certain periods, making the OpCo Notes and the related guarantees rank equal in right of payment to all future incurrences of senior indebtedness (including the ABL Facility) and replacing the restriction on the incurrence of secured indebtedness contained in the anti-layering covenant with a covenant restricting Interline New Jersey and its restricted subsidiaries from incurring liens, other than permitted liens, without equally and ratably securing the OpCo Notes. Additionally, the OpCo Notes were remeasured to the fair value on the date of the Merger, which resulted in a premium of $22.5 million that will be amortized through interest expense over the term of the notes using the effective interest method. Debt financing costs capitalized in connection with the modification of the OpCo Notes were $4.4 million, and the unamortized balance of the originally capitalized debt financing costs of $5.7 million were allocated to goodwill in connection with purchase accounting.

The OpCo Notes mature on November 15, 2018, and interest is payable on May 15 and November 15 of each year. Interline New Jersey has the option to redeem the OpCo Notes prior to November 15, 2013 at a redemption price equal to 100% of the principal amount plus a make-whole premium and accrued and unpaid interest to the date of redemption. At any time on or after November 15, 2013, Interline New Jersey may redeem some or all of the OpCo Notes at certain fixed redemption prices expressed as percentages of the principal amount, plus accrued and unpaid interest. At any time prior to November 15, 2013, Interline New Jersey may, from time to time, redeem up to 35% of the aggregate principal amount of the OpCo Notes with the net cash proceeds received by Interline New Jersey from certain equity offerings at a price equal to 107.00% of the principal amount of the OpCo Notes redeemed, plus accrued and unpaid interest and additional interest, if any, to the redemption date, provided that the redemption occurs within 90 days of the closing date of such equity offering, and at least 65% of the aggregate principal amount of the OpCo Notes remain outstanding immediately thereafter.

The Indenture governing the OpCo Notes contains covenants limiting, among other things, the ability of Interline New Jersey and its restricted subsidiaries to incur additional indebtedness; pay dividends on their capital stock or redeem, repurchase or retire their capital stock; make certain investments; enter into transactions with affiliates; incur liens; create restrictions on the payment of dividends or other amounts from Interline New Jersey’s restricted subsidiaries to Interline New Jersey; sell assets or subsidiary stock and consolidate, merge or transfer assets. These covenants are subject to a number of important exceptions and qualifications.

HoldCo Notes

In connection with the Merger, as discussed in Note 3. Transactions, Interline Delaware issued $365.0 million in aggregate principal amount of 10.00%/10.75% senior notes (the "HoldCo Notes") due November 15, 2018. Debt financing costs capitalized in connection with the HoldCo Notes were $16.7 million.

The HoldCo Notes are the Company's general senior unsecured obligations; rank pari passu in right of payment with all existing and future indebtedness of the Company, other than subordinated obligations; are senior in right of payment to any future subordinated obligations of the Company; are not guaranteed by any subsidiary of the Company; are effectively subordinated to any existing or future obligations of the Company that are secured by liens on assets of the Company (including the Company's guarantee of the ABL Facility which is secured by a pledge of the stock of Interline New Jersey) to the extent of the value of such assets unless the HoldCo Notes are equally and ratably secured by such assets; are structurally subordinated to all existing and future indebtedness (including the OpCo Notes and indebtedness under the ABL Facility) of, and other claims and obligations (including preferred stock) of, the subsidiaries of the Company, except to the extent a subsidiary of the Company executes a guaranty agreement in the future. The HoldCo Notes are not guaranteed by any of the Company's subsidiaries.

The HoldCo Notes bear interest at a rate of 10.00% per annum with respect to cash interest and 10.75% per annum with respect to any paid-in-kind ("PIK") interest, payable semi-annually on January 15 and July 15. The Company is required to pay interest on the HoldCo Notes in cash, unless its subsidiaries are restricted from dividending money to it (or have limited ability to do so), subject to certain circumstances.

The Company has the option to redeem the HoldCo Notes prior to November 15, 2014 at a redemption price equal to 100% of the principal amount plus a make-whole premium and accrued and unpaid interest to the date of redemption. At any time on or after November 15, 2014, the Company may redeem some or all of the HoldCo Notes at certain fixed redemption prices expressed as percentages of the principal amount, plus accrued and unpaid interest. At any time prior to November 15, 2014, the Company may, from time to time, redeem up to 35% of the aggregate principal amount of the HoldCo Notes with any funds up to an aggregate amount equal to the net cash proceeds received by the Company from certain equity offerings at a price equal to 110.00% of the principal amount of the HoldCo Notes redeemed, plus accrued and unpaid interest and additional interest, if any, to the redemption date, provided that the redemption occurs within 90 days of the closing date of such equity offering, and at least 65% of the aggregate principal amount of the HoldCo Notes remain outstanding immediately thereafter.

The Indenture governing the HoldCo Notes contains covenants limiting, among other things, the ability of the Company and its restricted subsidiaries to incur additional indebtedness, issue preferred stock, create or incur certain liens on assets, pay dividends and make other restricted payments, create restriction on dividend and other payments to the Company from certain of its subsidiaries, sell assets and subsidiary stock, engage in transactions with affiliates, consolidate, merge or transfer all or substantially all of the Company's assets and the assets of its subsidiaries and create unrestricted subsidiaries. These covenants are subject to a number of important exceptions and qualifications.

Interline New Jersey and the Company were in compliance with all covenants contained in the ABL Facility, OpCo Notes, and HoldCo Notes as of December 28, 2012.

As of December 28, 2012 and December 30, 2011, Interline New Jersey had $113.5 million and $177.3 million available under its respective revolving credit facilities. There were $127.5 million and no borrowings under the revolving credit facilities as of December 28, 2012 and December 30, 2011, respectively. Total letters of credit issued under the revolving credit facilities as of December 28, 2012 and December 30, 2011 were $8.9 million and $8.3 million, respectively. The maturity of the OpCo Notes of $321.5 million, including an unamortized premium of $21.5 million, and the maturity of the HoldCo Notes of $365.0 million are both due in their entirety on November 15, 2018.